EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended July 8, 2016

Current Month				Rolling Performance				Rolling Risk Metrics* (August 2011 – July 2016)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	1.46%	2.45%	7.36%	-1.01%	0.63%	-3.66%	0.39%	-3.66%	10.02%	-22.83%	-0.32	-0.49
B**	1.45%	2.44%	6.94%	-1.67%	0.01%	-4.27%	-0.28%	-4.27%	10.02%	-25.13%	-0.38	-0.56
Legacy 1***	1.50%	2.50%	8.53%	1.03%	2.66%	-1.62%	N/A	-1.62%	9.91%	-17.83%	-0.12	-0.23
Legacy 2***	1.50%	2.50%	8.37%	0.78%	2.47%	-1.87%	N/A	-1.87%	9.92%	-18.53%	-0.14	-0.26
Global 1***	1.52%	2.53%	9.48%	1.76%	3.23%	-0.93%	N/A	-0.93%	10.00%	-16.15%	-0.04	-0.13
Global 2***	1.51%	2.52%	9.52%	1.70%	3.08%	-1.12%	N/A	-1.12%	10.03%	-16.70%	-0.06	-0.16
Global 3***	1.48%	2.48%	8.60%	0.12%	1.46%	-2.73%	N/A	-2.73%	10.07%	-20.42%	-0.23	-0.37

S&P 500 Total Return Index****	1.33%	1.55%	5.45%	3.44%	10.39%	12.91%	7.52%	12.91%	12.03%	-12.08%	1.07	1.80
Barclays Capital U.S. Long Gov Index****	2.43%	3.51%	18.98%	19.09%	12.32%	10.02%	8.86%	10.02%	11.57%	-15.54%	0.88	1.64
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.
Portfolio Positions by Sectors and Markets (Two largest positions within each sector)
	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector			Market		Sector			Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	25%					25%
Energy	4%	Long	Natural Gas	1.1%	Long	4%	Long	Natural Gas	1.2%	Long
			Gasoline Blendstock	0.9%	Short			Gasoline Blendstock	1.0%	Short
Grains/Foods	10%	Long	Wheat	1.9%	Short	10%	Long	Wheat	1.9%	Short
			Soybeans	1.5%	Long			Soybeans	1.5%	Long
Metals	11%	Long	Gold	2.1%	Long	11%	Long	Gold	2.1%	Long
			Platinum	0.5%	Long			Platinum	0.5%	Long
FINANCIALS	75%					75%
Currencies	21%	Long $	British Pound	3.4%	Short	21%	Long $	British Pound	3.4%	Short
			Euro	2.2%	Short			Euro	2.3%	Short
Equities	23%	Long	S&P 500	5.7%	Long	23%	Long	S&P 500	5.6%	Long
			DJ Eurostoxx 50 Index	1.8%	Long			DJ Eurostoxx 50 Index	1.8%	Long
Fixed Income	31%	Long	Bunds	4.1%	Long	31%	Long	Bunds	4.1%	Long
			U.S. 10-Year Treasury Notes	3.2%	Long			U.S. 10-Year Treasury Notes	3.2%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy	Prices for oil and its associated by-products traded sharply lower. Natural gas fell, as well, although less severely than the oil complex did.
Grains/Foods
Orange juice, cocoa and lumber led the grains/foods/industrial sector higher for the week.  Corn prices continued to fall and prices for oats also declined.  Soybean and soybean meal prices sharply reversed direction and ended the week over 7% lower.

Metals	In the precious metals markets, silver, platinum and gold prices rose sharply. In the industrial metals markets, copper and palladium prices were negative.
Currencies	The U.S. dollar strengthened during the week, as did the Japanese yen and the Australian and New Zealand dollars. The Canadian dollar, Swiss franc and euro finished the week lower.
Equities	In the U.S., a strong June jobs report drove the U.S. exchanges to pre-Brexit values. In Europe, the Stoxx Europe 600 Index rose, while the Nikkei 225 Index finished lower for the week.
Fixed Income
Markets reacted to a strong U.S. jobs report as an indicator the U.S. economy was stronger than expected and debt prices rose as yields continued to fall.  The yield on the 10-year U.S. Treasury Note settled at a record low.  Yields fell worldwide as central banks continue to advance policies for low and negative interest rates.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart
Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index: Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.  Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Risk Metrics Chart
Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.